EXHIBIT 10.150

AMENDMENT NO. 2 TO
THE TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

This AMENDMENT NO. 2 dated as of August 9, 2012 (this “Amendment”) to the Term Loan, Guarantee and Security Agreement dated as of October 6, 2011 as amend by that certain Amended & Restated Consent, Waiver & Amendment Agreement dated as of November 1, 2011 and by Amendment No. 1 dated as of June 22, 2012 (as so amended, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) is agreed among NTS INC. (f/k/a Xfone, Inc.), a Nevada corporation, XFONE USA, INC., a Mississippi corporation, NTS COMMUNICATIONS, INC., a Texas corporation, GULF COAST UTILITIES, INC., a Mississippi corporation, EXPETEL COMMUNICATIONS, INC., a Mississippi corporation, NTS CONSTRUCTION COMPANY, a Texas corporation, GAREY M. WALLACE COMPANY, INC., a Texas corporation, MIDCOM OF ARIZONA, INC., an Arizona corporation, COMMUNICATIONS BROKERS, INC., a Texas corporation, and NTS MANAGEMENT COMPANY, LLC, a Texas limited liability company (collectively referred to herein as the “Borrower”), the other Credit Parties signatory thereto, and ICON AGENT, LLC, a Delaware limited liability company, as agent (in such capacity, “Agent”) for the several financial institutions from time to time party to the Credit Agreement (each herein referred to as a “Lender” and collectively, the “Lenders”).

The Borrower, the other Credit Parties, the Lenders and Agent each hereby agree as follows:

1. Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement.

2. Amendment

A. Schedule B to the Existing Credit Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

B. Schedule 1 to the Closing Date Note in favor of ICON ECI Fund Fifteen, L.P. is hereby deleted in its entirety and replaced by Schedule 1 attached hereto as Exhibit B.

C. Schedule 1 to the Closing Date Note in favor of Hardwood Partners, LLC, is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit C

D. Exhibit M to the Existing Credit Agreement is hereby deleted in its entirety and replaced by the attached Exhibit D.

3. Loan Document.  This Amendment is designated a Loan Document by Agent.

4. Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof and each Credit Party reaffirms all of its obligations under the Credit Agreement and the other Loan Documents after giving effect to this Amendment.  This Amendment shall be limited precisely as drafted and shall not imply an obligation on the Agent or any Lender to consent to any matter on any future occasion. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment.

5. CHOICE OF LAW.  THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

6. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

7. Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

[Signature pages follow]

                      IN WITNESS WHEREOF, this Amendment No. 2 to the Loan, Guarantee and Security Agreement has been duly executed as of the date first written above.

NTS, INC. (f/k/a/ Xfone, Inc.), as a Guarantor		NTS CONSTRUCTION COMPANY, as Borrower
and Grantor		and Grantor

By:	/s/ Guy Nissenson	By:	/s/ Jerry E. Hoover
Name:	Guy Nissenson	Name:	Jerry E. Hoover
Title:	CEO	Title:	Treasurer

XFONE USA, INC., as Borrower and		GAREY M. WALLACE COMPANY, INC., as Borrower
Grantor		and Grantor

By:	/s/ Guy Nissenson	By:	/s/ Jerry E. Hoover
Name:	Guy Nissenson	Name:	Jerry E. Hoover
Title:	CEO	Title:	Treasurer

NTS COMMUNICATIONS, INC., as Borrower		MIDCOM OF ARIZONA, INC., as Borrower
and Grantor		and Grantor

By:	/s/ Guy Nissenson	By:	/s/ Jerry E. Hoover
Name:	Guy Nissenson	Name:	Jerry E. Hoover
Title:	CEO	Title:	Treasurer

GULF COAST UTILITIES, INC., as Borrower		COMMUNICATIONS BROKERS, INC., as Borrower
and Grantor		and Grantor

By:	/s/ Jerry E. Hoover	By:	/s/ Jerry E. Hoover
Name:	Jerry E. Hoover	Name:	Jerry E. Hoover
Title:	Treasurer	Title:	Treasurer

EXPETEL COMMUNICATIONS, INC., as Borrower		NTS TELEPHONE COMPANY, LLC, as
and Grantor		Government Funded SPE and Credit Party

By:	/s/ Jerry E. Hoover	By:	/s/ Jerry E. Hoover
Name:	Jerry E. Hoover	Name:	Jerry E. Hoover
Title:	Treasurer	Title:	Manager

PRIDE NETWORK, INC., as Government		N.T.S. MANAGEMENT COMPANY, L.L.C.,
Funded SPE and Credit Party		as Borrower and Grantor

By:	/s/ Jerry E. Hoover	By:	/s/ Jerry E. Hoover
Name:	Jerry E. Hoover	Name:	Jerry E. Hoover
Title:	Treasurer	Title:	Manager

ICON AGENT, LLC, as Agent for the Lenders

By: IEMC Corp., its Manager

By:	/s/ Michael Reisner
Name:	Michael Reisner
Title:	Co-President & Co-CEO

ICON ECI PARTNERS, L.P., as a Lender

By: ICON ECI GP, LLC, its General Partner

By:	/s/ Michael Reisner
Name:	Michael Reisner
Title:	Co-President & Co-CEO

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P., as a Lender

By: ICON GP 14, LLC, its General Partner

By:	/s/ Michael Reisner
Name:	Michael Reisner
Title:	Co-President & Co-CEO

ICON ECI FUND FIFTEEN, L.P., as a Lender

By: ICON GP 15, LLC, its General Partner

By:	/s/ Michael Reisner
Name:	Michael Reisner
Title:	Co-President & Co-CEO

HARDWOOD PARTNERS, LLC, as a Lender

By:	/s/ John Koren
Name:	John Koren
Title:	Manager

Exhibit  A

SCHEDULE B

CLOSING DATE TERM LOAN COMMITMENTS

Lender	Closing Date Term Loan Commitments

ICON ECI Fund Fifteen, L.P.	$6,850,000
ICON ECI Partners, L.P.	$150,000
Hardwood Partners, LLC	$500,000

  AMORTIZATION OF THE LOAN

The Loan will amortize in sixty-eight (68) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s
01-Nov-11			$7,500,000
01-Dec-11	$79,687.50	$-	$7,500,000
01-Jan-12	$82,343.75	$-	$7,500,000
01-Feb-12	$82,343.75	$-	$7,500,000
01-Mar-12	$77,031.25	$-	$7,500,000
01-Apr-12	$82,343.75	$-	$7,500,000
01-May-12	$79,687.50	$-	$7,500,000
01-Jun-12	$82,343.75	$-	$7,500,000
01-Jul-12	$79,687.50	$-	$7,500,000
01-Aug-12	$82,343.75	$-	$7,500,000
01-Sep-12	$82,343.75	$-	$7,500,000
01-Oct-12	$79,687.50	$-	$7,500,000
01-Nov-12	$82,343.75	$-	$7,500,000
01-Dec-12	$79,687.50	$-	$7,500,000
01-Jan-13	$82,343.75	$-	$7,500,000
01-Feb-13	$82,343.75	$-	$7,500,000
01-Mar-13	$74,375.00	$-	$7,500,000
01-Apr-13	$82,343.75	$-	$7,500,000
01-May-13	$79,687.50	$-	$7,500,000
01-Jun-13	$82,343.75	$-	$7,500,000
01-Jul-13	$79,687.50	$-	$7,500,000
01-Aug-13	$82,343.75	$93,750	$7,406,250
01-Sep-13	$81,314.45	$93,750	$7,312,500
01-Oct-13	$77,695.31	$93,750	$7,218,750
01-Nov-13	$79,255.86	$93,750	$7,125,000
01-Dec-13	$75,703.13	$93,750	$7,031,250
01-Jan-14	$77,197.27	$93,750	$6,937,500

Payment Date	Interest	Principal	Balance o/s

01-Feb-14	$76,167.97	$93,750	$6,843,750
01-Mar-14	$67,867.19	$93,750	$6,750,000
01-Apr-14	$74,109.38	$93,750	$6,656,250
01-May-14	$70,722.66	$93,750	$6,562,500
01-Jun-14	$72,050.78	$93,750	$6,468,750
01-Jul-14	$68,730.47	$93,750	$6,375,000
01-Aug-14	$69,992.19	$93,750	$6,281,250
01-Sep-14	$68,962.89	$93,750	$6,187,500
01-Oct-14	$65,742.19	$93,750	$6,093,750
01-Nov-14	$66,904.30	$93,750	$6,000,000
01-Dec-14	$63,750.00	$93,750	$5,906,250
01-Jan-15	$64,845.70	$93,750	$5,812,500
01-Feb-15	$63,816.41	$93,750	$5,718,750
01-Mar-15	$56,710.94	$93,750	$5,625,000
01-Apr-15	$61,757.81	$93,750	$5,531,250
01-May-15	$58,769.53	$93,750	$5,437,500
01-Jun-15	$59,699.22	$93,750	$5,343,750
01-Jul-15	$56,777.34	$93,750	$5,250,000
01-Aug-15	$57,640.63	$93,750	$5,156,250
01-Sep-15	$56,611.33	$93,750	$5,062,500
01-Oct-15	$53,789.06	$93,750	$4,968,750
01-Nov-15	$54,552.73	$93,750	$4,875,000
01-Dec-15	$51,796.88	$93,750	$4,781,250
01-Jan-16	$52,494.14	$93,750	$4,687,500
01-Feb-16	$51,464.84	$93,750	$4,593,750
01-Mar-16	$47,181.64	$93,750	$4,500,000
01-Apr-16	$49,406.25	$93,750	$4,406,250
01-May-16	$46,816.41	$93,750	$4,312,500
01-Jun-16	$47,347.66	$93,750	$4,218,750
01-Jul-16	$44,824.22	$93,750	$4,125,000
01-Aug-16	$45,289.06	$93,750	$4,031,250
01-Sep-16	$44,259.77	$93,750	$3,937,500
01-Oct-16	$41,835.94	$93,750	$3,843,750
01-Nov-16	$42,201.17	$93,750	$3,750,000
01-Dec-16	$39,843.75	$93,750	$3,656,250
01-Jan-17	$40,142.58	$93,750	$3,562,500
01-Feb-17	$39,113.28	$93,750	$3,468,750
01-Mar-17	$34,398.44	$93,750	$3,375,000
01-Apr-17	$37,054.69	$93,750	$3,281,250
01-May-17	$34,863.28	$93,750	$3,187,500
01-Jun-17	$34,996.09	$93,750	$3,093,750
01-Jul-17	$32,871.09	$3,093,750	$0

AMENDMENT DATE TERM LOAN COMMITMENTS

Lender	Amendment Date Term Loan Commitments

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.	$1,855,000
ICON ECI Fund Fifteen, L.P.	$1,540,000
Hardwood Partners, LLC	$105,000

AMORTIZATION OF THE LOAN

The Loan will amortize in sixty (60) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s
01-Jul-12	$-	$-	$3,500,000
01-Aug-12	$38,427	$-	$3,500,000
01-Sep-12	$38,427	$-	$3,500,000
01-Oct-12	$37,188	$-	$3,500,000
01-Nov-12	$38,427	$-	$3,500,000
01-Dec-12	$37,188	$-	$3,500,000
01-Jan-13	$38,427	$-	$3,500,000
01-Feb-13	$38,427	$-	$3,500,000
01-Mar-13	$34,708	$-	$3,500,000
01-Apr-13	$38,427	$-	$3,500,000
01-May-13	$37,188	$-	$3,500,000
01-Jun-13	$38,427	$-	$3,500,000
01-Jul-13	$37,188	$-	$3,500,000
01-Aug-13	$38,427	$43,750	$3,456,250
01-Sep-13	$37,947	$43,750	$3,412,500
01-Oct-13	$36,258	$43,750	$3,368,750
01-Nov-13	$36,986	$43,750	$3,325,000
01-Dec-13	$35,328	$43,750	$3,281,250
01-Jan-14	$36,025	$43,750	$3,237,500
01-Feb-14	$35,545	$43,750	$3,193,750
01-Mar-14	$31,671	$43,750	$3,150,000
01-Apr-14	$34,584	$43,750	$3,106,250
01-May-14	$33,004	$43,750	$3,062,500
01-Jun-14	$33,624	$43,750	$3,018,750
01-Jul-14	$32,074	$43,750	$2,975,000
01-Aug-14	$32,663	$43,750	$2,931,250
01-Sep-14	$32,183	$43,750	$2,887,500
01-Oct-14	$30,680	$43,750	$2,843,750

Payment Date	Interest	Principal	Balance o/s

01-Nov-14	$31,222	$43,750	$2,800,000
01-Dec-14	$29,750	$43,750	$2,756,250
01-Jan-15	$30,261	$43,750	$2,712,500
01-Feb-15	$29,781	$43,750	$2,668,750
01-Mar-15	$26,465	$43,750	$2,625,000
01-Apr-15	$28,820	$43,750	$2,581,250
01-May-15	$27,426	$43,750	$2,537,500
01-Jun-15	$27,860	$43,750	$2,493,750
01-Jul-15	$26,496	$43,750	$2,450,000
01-Aug-15	$26,899	$43,750	$2,406,250
01-Sep-15	$26,419	$43,750	$2,362,500
01-Oct-15	$25,102	$43,750	$2,318,750
01-Nov-15	$25,458	$43,750	$2,275,000
01-Dec-15	$24,172	$43,750	$2,231,250
01-Jan-16	$24,497	$43,750	$2,187,500
01-Feb-16	$24,017	$43,750	$2,143,750
01-Mar-16	$22,018	$43,750	$2,100,000
01-Apr-16	$23,056	$43,750	$2,056,250
01-May-16	$21,848	$43,750	$2,012,500
01-Jun-16	$22,096	$43,750	$1,968,750
01-Jul-16	$20,918	$43,750	$1,925,000
01-Aug-16	$21,135	$43,750	$1,881,250
01-Sep-16	$20,655	$43,750	$1,837,500
01-Oct-16	$19,523	$43,750	$1,793,750
01-Nov-16	$19,694	$43,750	$1,750,000
01-Dec-16	$18,594	$43,750	$1,706,250
01-Jan-17	$18,733	$43,750	$1,662,500
01-Feb-17	$18,253	$43,750	$1,618,750
01-Mar-17	$16,053	$43,750	$1,575,000
01-Apr-17	$17,292	$43,750	$1,531,250
01-May-17	$16,270	$43,750	$1,487,500
01-Jun-17	$16,332	$43,750	$1,443,750
01-Jul-17	$15,340	$1,443,750	$0

EXHIBIT B

Schedule 1  to the ICON ECI Fund Fifteen, L.P.
Closing Date Term Loan Note

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011

IN THE ORIGINAL PRINCIPAL AMOUNT OF $6,850,000.00

MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 68 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Payment Date	Interest	Principal	Balance o/s
01-Nov-11	$-	$-	$6,850,000
01-Dec-11	$72,781	$-	$6,850,000
01-Jan-12	$75,207	$-	$6,850,000
01-Feb-12	$75,207	$-	$6,850,000
01-Mar-12	$70,355	$-	$6,850,000
01-Apr-12	$75,207	$-	$6,850,000
01-May-12	$72,781	$-	$6,850,000
01-Jun-12	$75,207	$-	$6,850,000
01-Jul-12	$72,781	$-	$6,850,000
01-Aug-12	$75,207	$-	$6,850,000
01-Sep-12	$75,207	$-	$6,850,000
01-Oct-12	$72,781	$-	$6,850,000
01-Nov-12	$75,207	$-	$6,850,000
01-Dec-12	$72,781	$-	$6,850,000
01-Jan-13	$75,207	$-	$6,850,000
01-Feb-13	$75,207	$-	$6,850,000
01-Mar-13	$67,929	$-	$6,850,000
01-Apr-13	$75,207	$-	$6,850,000
01-May-13	$72,781	$-	$6,850,000
01-Jun-13	$75,207	$-	$6,850,000
01-Jul-13	$72,781	$-	$6,850,000
01-Aug-13	$75,207	$85,625	$6,764,375
01-Sep-13	$74,267	$85,625	$6,678,750
01-Oct-13	$70,962	$85,625	$6,593,125
01-Nov-13	$72,387	$85,625	$6,507,500
01-Dec-13	$69,142	$85,625	$6,421,875

Payment Date	Interest	Principal	Balance o/s
01-Jan-14	$70,507	$85,625	$6,336,250
01-Feb-14	$69,567	$85,625	$6,250,625
01-Mar-14	$61,985	$85,625	$6,165,000
01-Apr-14	$67,687	$85,625	$6,079,375
01-May-14	$64,593	$85,625	$5,993,750
01-Jun-14	$65,806	$85,625	$5,908,125
01-Jul-14	$62,774	$85,625	$5,822,500
01-Aug-14	$63,926	$85,625	$5,736,875
01-Sep-14	$62,986	$85,625	$5,651,250
01-Oct-14	$60,045	$85,625	$5,565,625
01-Nov-14	$61,106	$85,625	$5,480,000
01-Dec-14	$58,225	$85,625	$5,394,375
01-Jan-15	$59,226	$85,625	$5,308,750
01-Feb-15	$58,286	$85,625	$5,223,125
01-Mar-15	$51,796	$85,625	$5,137,500
01-Apr-15	$56,405	$85,625	$5,051,875
01-May-15	$53,676	$85,625	$4,966,250
01-Jun-15	$54,525	$85,625	$4,880,625
01-Jul-15	$51,857	$85,625	$4,795,000
01-Aug-15	$52,645	$85,625	$4,709,375
01-Sep-15	$51,705	$85,625	$4,623,750
01-Oct-15	$49,127	$85,625	$4,538,125
01-Nov-15	$49,825	$85,625	$4,452,500
01-Dec-15	$47,308	$85,625	$4,366,875
01-Jan-16	$47,945	$85,625	$4,281,250
01-Feb-16	$47,005	$85,625	$4,195,625
01-Mar-16	$43,093	$85,625	$4,110,000
01-Apr-16	$45,124	$85,625	$4,024,375
01-May-16	$42,759	$85,625	$3,938,750
01-Jun-16	$43,244	$85,625	$3,853,125
01-Jul-16	$40,939	$85,625	$3,767,500
01-Aug-16	$41,364	$85,625	$3,681,875
01-Sep-16	$40,424	$85,625	$3,596,250
01-Oct-16	$38,210	$85,625	$3,510,625
01-Nov-16	$38,544	$85,625	$3,425,000
01-Dec-16	$36,391	$85,625	$3,339,375
01-Jan-17	$36,664	$85,625	$3,253,750
01-Feb-17	$35,723	$85,625	$3,168,125
01-Mar-17	$31,417	$85,625	$3,082,500
01-Apr-17	$33,843	$85,625	$2,996,875
01-May-17	$31,842	$85,625	$2,911,250
01-Jun-17	$31,963	$85,625	$2,825,625
01-Jul-17	$30,022	$2,825,625	$0

Exhibit C

Schedule 1 to the Hardwood Partners, LLC
Closing Date Term Loan Note

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011
IN THE ORIGINAL PRINCIPAL AMOUNT OF $500,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 68 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Payment Date	Interest	Principal	Balance o/s
01-Nov-11	$-	$-	$500,000
01-Dec-11	$5,313	$-	$500,000
01-Jan-12	$5,490	$-	$500,000
01-Feb-12	$5,490	$-	$500,000
01-Mar-12	$5,135	$-	$500,000
01-Apr-12	$5,490	$-	$500,000
01-May-12	$5,313	$-	$500,000
01-Jun-12	$5,490	$-	$500,000
01-Jul-12	$5,313	$-	$500,000
01-Aug-12	$5,490	$-	$500,000
01-Sep-12	$5,490	$-	$500,000
01-Oct-12	$5,313	$-	$500,000
01-Nov-12	$5,490	$-	$500,000
01-Dec-12	$5,313	$-	$500,000
01-Jan-13	$5,490	$-	$500,000
01-Feb-13	$5,490	$-	$500,000
01-Mar-13	$4,958	$-	$500,000
01-Apr-13	$5,490	$-	$500,000
01-May-13	$5,313	$-	$500,000
01-Jun-13	$5,490	$-	$500,000
01-Jul-13	$5,313	$-	$500,000
01-Aug-13	$5,490	$6,250	$493,750
01-Sep-13	$5,421	$6,250	$487,500
01-Oct-13	$5,180	$6,250	$481,250
01-Nov-13	$5,284	$6,250	$475,000
01-Dec-13	$5,047	$6,250	$468,750
01-Jan-14	$5,146	$6,250	$462,500
01-Feb-14	$5,078	$6,250	$456,250

Payment Date	Interest	Principal	Balance o/s
01-Mar-14	$4,524	$6,250	$450,000
01-Apr-14	$4,941	$6,250	$443,750
01-May-14	$4,715	$6,250	$437,500
01-Jun-14	$4,803	$6,250	$431,250
01-Jul-14	$4,582	$6,250	$425,000
01-Aug-14	$4,666	$6,250	$418,750
01-Sep-14	$4,598	$6,250	$412,500
01-Oct-14	$4,383	$6,250	$406,250
01-Nov-14	$4,460	$6,250	$400,000
01-Dec-14	$4,250	$6,250	$393,750
01-Jan-15	$4,323	$6,250	$387,500
01-Feb-15	$4,254	$6,250	$381,250
01-Mar-15	$3,781	$6,250	$375,000
01-Apr-15	$4,117	$6,250	$368,750
01-May-15	$3,918	$6,250	$362,500
01-Jun-15	$3,980	$6,250	$356,250
01-Jul-15	$3,785	$6,250	$350,000
01-Aug-15	$3,843	$6,250	$343,750
01-Sep-15	$3,774	$6,250	$337,500
01-Oct-15	$3,586	$6,250	$331,250
01-Nov-15	$3,637	$6,250	$325,000
01-Dec-15	$3,453	$6,250	$318,750
01-Jan-16	$3,500	$6,250	$312,500
01-Feb-16	$3,431	$6,250	$306,250
01-Mar-16	$3,145	$6,250	$300,000
01-Apr-16	$3,294	$6,250	$293,750
01-May-16	$3,121	$6,250	$287,500
01-Jun-16	$3,157	$6,250	$281,250
01-Jul-16	$2,988	$6,250	$275,000
01-Aug-16	$3,019	$6,250	$268,750
01-Sep-16	$2,951	$6,250	$262,500
01-Oct-16	$2,789	$6,250	$256,250
01-Nov-16	$2,813	$6,250	$250,000
01-Dec-16	$2,656	$6,250	$243,750
01-Jan-17	$2,676	$6,250	$237,500
01-Feb-17	$2,608	$6,250	$231,250
01-Mar-17	$2,293	$6,250	$225,000
01-Apr-17	$2,470	$6,250	$218,750
01-May-17	$2,324	$6,250	$212,500
01-Jun-17	$2,333	$6,250	$206,250
01-Jul-17	$2,191	$206,250	$0

Exhibit D

Schedule 1 to the ICON ECI Partners, L.P.
Closing Date Term Loan Note

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011
IN THE ORIGINAL PRINCIPAL AMOUNT OF $150,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 68 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Payment Date	Interest	Principal	Balance o/s
01-Nov-11			$150,000
01-Dec-11	$1,594	$-	$150,000
01-Jan-12	$1,647	$-	$150,000
01-Feb-12	$1,647	$-	$150,000
01-Mar-12	$1,541	$-	$150,000
01-Apr-12	$1,647	$-	$150,000
01-May-12	$1,594	$-	$150,000
01-Jun-12	$1,647	$-	$150,000
01-Jul-12	$1,594	$-	$150,000
01-Aug-12	$1,647	$-	$150,000
01-Sep-12	$1,647	$-	$150,000
01-Oct-12	$1,594	$-	$150,000
01-Nov-12	$1,647	$-	$150,000
01-Dec-12	$1,594	$-	$150,000
01-Jan-13	$1,647	$-	$150,000
01-Feb-13	$1,647	$-	$150,000
01-Mar-13	$1,488	$-	$150,000
01-Apr-13	$1,647	$-	$150,000
01-May-13	$1,594	$-	$150,000
01-Jun-13	$1,647	$-	$150,000
01-Jul-13	$1,594	$-	$150,000
01-Aug-13	$1,647	$1,875	$148,125
01-Sep-13	$1,626	$1,875	$146,250
01-Oct-13	$1,554	$1,875	$144,375
01-Nov-13	$1,585	$1,875	$142,500

Payment Date	Interest	Principal	Balance o/s
01-Dec-13	$1,514	$1,875	$140,625
01-Jan-14	$1,544	$1,875	$138,750
01-Feb-14	$1,523	$1,875	$136,875
01-Mar-14	$1,357	$1,875	$135,000
01-Apr-14	$1,482	$1,875	$133,125
01-May-14	$1,414	$1,875	$131,250
01-Jun-14	$1,441	$1,875	$129,375
01-Jul-14	$1,375	$1,875	$127,500
01-Aug-14	$1,400	$1,875	$125,625
01-Sep-14	$1,379	$1,875	$123,750
01-Oct-14	$1,315	$1,875	$121,875
01-Nov-14	$1,338	$1,875	$120,000
01-Dec-14	$1,275	$1,875	$118,125
01-Jan-15	$1,297	$1,875	$116,250
01-Feb-15	$1,276	$1,875	$114,375
01-Mar-15	$1,134	$1,875	$112,500
01-Apr-15	$1,235	$1,875	$110,625
01-May-15	$1,175	$1,875	$108,750
01-Jun-15	$1,194	$1,875	$106,875
01-Jul-15	$1,136	$1,875	$105,000
01-Aug-15	$1,153	$1,875	$103,125
01-Sep-15	$1,132	$1,875	$101,250
01-Oct-15	$1,076	$1,875	$99,375
01-Nov-15	$1,091	$1,875	$97,500
01-Dec-15	$1,036	$1,875	$95,625
01-Jan-16	$1,050	$1,875	$93,750
01-Feb-16	$1,029	$1,875	$91,875
01-Mar-16	$944	$1,875	$90,000
01-Apr-16	$988	$1,875	$88,125
01-May-16	$936	$1,875	$86,250
01-Jun-16	$947	$1,875	$84,375
01-Jul-16	$896	$1,875	$82,500
01-Aug-16	$906	$1,875	$80,625
01-Sep-16	$885	$1,875	$78,750
01-Oct-16	$837	$1,875	$76,875
01-Nov-16	$844	$1,875	$75,000
01-Dec-16	$797	$1,875	$73,125
01-Jan-17	$803	$1,875	$71,250
01-Feb-17	$782	$1,875	$69,375
01-Mar-17	$688	$1,875	$67,500
01-Apr-17	$741	$1,875	$65,625
01-May-17	$697	$1,875	$63,750
01-Jun-17	$700	$1,875	$61,875
01-Jul-17	$657	$61,875	$0